Exhibit 10.68

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00170 Contractor Change Number SCT3035

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 2, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: INTERNATIONAL FIRE CODE CHANGES REQUIRED BY TDLR
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Per Section 6.2A.7 of the Agreement, Contractor is entitled to a Change Order where a Change in Law (16 TAC, Chapter 70, §70.100(a), Industrialized Housing and Buildings) has occurred after May 15, 2022. The Texas Department of Licensing and Regulation (TDLR) has adopted the 2021 International Fire Code (IFC) and 2020 National Electrical Code, effective July 1, 2024. The resulting impacts of this adoption are outlined within this Change Order.
CHANGE
1.Modifications to Prefabricated Substations and LER Buildings;Contractor to add exhaust fan alarms and battery absorbent pillows in the substations and an increase in the firewall ratings (from 1 hour to 2 hour) and add Battery acid neutralizer in the LER buildings as indicated in Table 1 (Building Modifications).
Table 1 – Building Modifications
[***]
2.First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown) shall be updated per Appendix 1 (Contract Price Breakdown) as provided in Attachment 1 to this Change Order.

3.First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones) shall be updated per the Schedule C-2 (Payment Milestones) as provided in Attachment 2 to this Change Order.

4.First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule) shall be updated per the Schedule C-3 (Maximum Cumulative Payment Schedule) as provided in Attachment 3 to this Change Order.

Attachments to support this Change Order:
1.Attachment 1 – First Amended Attachment C, First Amended Appendix 1 (Contract Price Breakdown), as updated by this Change Order
2.Attachment 2 – First Amended Attachment C, First Amended Schedule C-2 (Payment Milestones), as updated by this Change Order

3.Attachment 3 – First Amended Attachment C, First Amended Schedule C-3 (Maximum Cumulative Payment Schedule), as updated by this Change Order

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$116,132,842
3)	The Contract Price prior to this Change Order was	$3,158,466,842
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$314,190
7)	The new Contract Price including this Change Order will be	$3,158,781,032
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
The Schedule C-2 (Payment Milestones) is updated as provided in Attachment 2.
Impact on Maximum Cumulative Payment Schedule:
The Schedule C-3 (Maximum Cumulative Payment Schedule) is updated as provided in Attachment 3.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: N/A
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 2, 2024	December 2, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00176 Contractor Change Number SCT3036

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 5, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: INTERNATIONAL FIRE CODE CHANGES REQUIRED BY TDLR
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
Pursuant to Section 1.2 of First Amended Attachment KK, the Contract Price will be adjusted quarterly to reflect the cumulative amount of Rise and Fall for the commodities listed in the First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculations). The commodities as listed in First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) which are subject to Rise and Fall during the Transaction Period of Q3-2024 are:
1.REINFORCING STEEL BAR (REBAR)
2.STAINLESS STEEL PIPE MATERIAL, PIPE, FLANGES
3.CARBON STEEL PIPE MATERIAL, PIPE, FLANGES
4.UAE FABRICATED STRUCTURAL STEEL
5.CONSTRUCTION FUEL

CHANGE
1.First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation) shall be updated per the First Amended Appendix 1 (Commodity Price Rise and Fall Calculation) as provided in Attachment 1 to this Change Order.

Attachments:
•Attachment 1 – First Amended Attachment KK, First Amended Appendix 1 (Commodity Price Rise and Fall Payment Calculation), as updated by this Change Order
•Attachment 2 – Contract Price Adjustment Calculation

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$116,447,032
3)	The Contract Price prior to this Change Order was	$3,158,781,032
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$(1,197,512)
7)	The new Contract Price including this Change Order will be	$3,157,583,520
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):

The Key Date for N/A will be (increased)(decreased) by N/A Days.
The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00176_SCT3036 will be incorporated in Change Order EC00202_SCT3042 to be executed in 1Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00176_SCT3036 will be incorporated in Change Order EC00202_SCT3042 to be executed in 1Q-2025.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $ 27,163,545 to
$26,985,114, a decrease of $178,431.
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change, subject to the below: Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Vice President
Title	Title

December 5, 2024	December 5, 2024
Date of Signing	Date of Signing

CHANGE ORDER
(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1D or 6.2C)

PROJECT NAME: Rio Grande Natural Gas Liquefaction Facility	DATE OF AGREEMENT: September 15, 2022

AGREEMENT: Amended and Restated Fixed Price Turnkey Agreement for Train 3	CHANGE ORDER NUMBER: Owner EC Number: EC00185 Contractor Change Number SCT3038

OWNER: Rio Grande LNG, LLC	EFFECTIVE DATE OF CHANGE ORDER: December 21, 2024

CONTRACTOR: Bechtel Energy Inc.

TITLE: HEAT EXCHANGER – RBPL FEED GAS - LOW ARRIVAL TEMPERATURE MITIGATION
The EPC Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)
BACKGROUND
An electric heater is to be added in Train 3 to increase the fuel gas temperature in the line when the feed gas temperature at the Facility battery limit (potentially as low as 34oF) is below that specified in the Basis of Design to a suitable temperature for introduction into the combustion turbines.
CHANGE
1.Electric Fuel Gas Heater
Contractor shall add an electric fuel gas heater with the duty of 4 MMBtu/hr to the Unit 52 Fuel Gas System. The additional heating capacity shall be applied to the fuel gas downstream of the H2S Scavenger / Hg Adsorber After Filters (3S-1105A/B).
This Change Order does not change the basis of design of the feed gas temperature range for which the plant is designed as defined in Attachment A, Schedule A-2, Section 7.4.3 Table 5: Feed Gas Battery Limit Conditions at Inlet to the Expanded Facility.
Specific to this electric fuel gas heater and its associated Equipment, Contractor may deviate from the Project Specifications as indicated in Table 1 below. Should there be any other potential deviations necessary to support the standard (off the shelf) heater designs available from Chromalox, Owner will review and approve those to support Chromalox’s delivery schedule.
Table 1 – Allowed Deviations
[***]
Attachments to support this Change Order: N/A

Adjustments to Contract Price
1)	The original Contract Price was	$3,042,334,000
2)	Net change by previously authorized Change Orders (See Appendix 1)	$115,249,520
3)	The Contract Price prior to this Change Order was	$3,157,583,520
4)	The Aggregate Equipment Price will be decreased by this Change Order in the amount of	$ [***]
5)	The Aggregate Labor and Skills Price will be decreased by this Change Order in the amount of	$ [***]
6)	The total Aggregate Equipment, Labor and Skills Price will be decreased by this Change Order in the amount of	$5,227,900
7)	The new Contract Price including this Change Order will be	$3,162,811,420
Adjustment to Key Dates
The following Key Dates are modified (list all Key Dates modified; insert N/A if no Key Dates modified):
The Key Date for N/A will be (increased)(decreased) by N/A Days.

The Key Date for N/A as of the date of this Change Order therefore is N/A Days after NTP.
(list all Key Dates that are modified by this Change Order using the format set forth above)
The Guaranteed Date of N/A will be (increased)(decreased) by N/A Days.
The Guaranteed Date of N/A as of the effective date of this Change Order therefore is N/A Days after NTP.
(list all Guaranteed Dates that are modified by this Change Order using the format set forth above)
Attached to this Change Order is an updated Schedule E-1 which shall reflect and highlight any adjustment(s) to the Key Dates agreed to in this Change Order. N/A
Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)
Impact on Payment Schedule (including, as applicable, Payment Milestones):
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00185_SCT3038 will be incorporated in Change Order EC00202_SCT3042 to be executed in 1Q-2025.
Impact on Maximum Cumulative Payment Schedule:
All Impacts to Attachment C (Payment Schedule) resulting from this Change Order EC00185_SCT3038 will be incorporated in Change Order EC00202_SCT3042 to be executed in 1Q-2025.
Impact on Minimum Acceptance Criteria: N/A
Impact on Performance Guarantees: N/A
Impact on Basis of Design: N/A
Impact on the Total Reimbursement Amount: The Total Reimbursement Amount is changed from $26,985,114 to
$27,035,277, an increase of $50,163.
Any other impacts to obligation or potential liability of Contractor or Owner under the EPC Agreement: N/A
[A]This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the changes reflected in this Change Order upon the Change Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SFO Contractor AT Owner
~~[B]Pursuant to Section 6.4 of the Agreement, this Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Change Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: Contractor Owner~~
Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the Agreement without exception or qualification. Except as modified by this and any previously issued Change Orders or any amendments to the Agreement, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives. This Change Order represents full and final consideration and/or adjustments for the above change, except as set out above.

/s/ Alex Thompson	/s/ Scott Osborne
Owner	Owner

Alex Thompson	Scott Osborne
Name	Name

Authorized Person	Senior Project Manager
Title	Title

December 21, 2024	December 21, 2024
Date of Signing	Date of Signing